UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 and 15(d) of the
Securities Exchange Act of l934

May 28, 2009 (May 22, 2009)
Date of report (Date of earliest event reported)

Modigene Inc.
 (Exact Name of Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

000-52691	20-0854033
(Commission File Number)	(IRS Employer Identification No.)

3 Sapir Street, Weizmann Science Park, Nes-Ziona, Israel 74140
(Address of Principal Executive Offices) (Zip Code)

(866) 644-7811
(Registrant’s Telephone Number, Including Area Code)

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)       On May 22, 2009, at the annual meeting of stockholders of Modigene Inc. (the “Company”), the stockholders approved an amendment (the “Amendment”) to the Modigene Inc. 2007 Equity Incentive Plan (as amended, the “2007 Plan”), which increased the number of shares authorized for issuance under the 2007 Plan from 3,000,000 shares to 6,000,000 shares. The Amendment became effective on May 28, 2009.

The preceding description of the Amendment is qualified in its entirety by reference to the complete text of such Amendment, which is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

A description of the material terms of the 2007 Plan was included in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 21, 2009.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Second Amendment to the Modigene Inc. 2007 Equity Incentive Plan (filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MODIGENE INC. (Registrant)

Date: May 28, 2009	By:	/s/ Shai Novik
Name: Shai Novik
Title: President

EXHIBIT INDEX

Exhibit No.	Description

10.1	Second Amendment to the Modigene Inc. 2007 Equity Incentive Plan (filed herewith)